PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated December 23, 2020
to Prospectuses dated April 27, 2020

ADVANCED SERIES ADVISOR PLANSM III (“ASAP IIISM”)
ADVANCED SERIES APEX IISM (“APEX IISM”)
ADVANCED SERIES XTRA CREDIT SIXSM (“ASXT6SM”) OR (“XT6”)
ADVANCED SERIES XTRA CREDIT EIGHTSM (“ASXT8SM”) OR (“XT8”)
ADVANCED SERIES LIFEVEST IISM (“ASL IISM”)
OPTIMUMSM OPTIMUM FOURSM OPTIMUM PLUSSM OPTIMUM XTRASM ADVANCED SERIES ADVISORS CHOICE® 2000

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
As of December 22, 2020, information on the Market Value Adjustment in the current Prospectus for your Annuity should be disregarded. The Market Value Adjustment feature of your Annuity is now described in a separate Market Value Adjusted Fixed Allocation Investment Option prospectus and registration statement.
For current information on the Market Value Adjustment feature of each of the Annuities listed above, please call us at 1-888-PRU-2888. You may also obtain current information on the SEC’s internet site (www.sec.gov) under SEC File Number 333-248270 for all of the Annuities except for Advanced Series Advisors Choice 2000. For current information on the Market Value Adjustment feature of the Advanced Series Advisors Choice 2000 Annuity, please refer to SEC File Number 333-249220.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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